Exhibit 99.1

Contacts:
Stephanie Diaz (Investors)	Tim Brons (Media)
Vida Strategic Partners	Vida Strategic Partners
415-675-7401	415-675-7402
sdiaz@vidasp.com	tbrons@vidasp.com

Peregrine Pharmaceuticals Reports Financial Results for Second Quarter of Fiscal Year 2018 and Recent Developments

-- Avid Bioservices Records Revenues of $12.8 Million in the Second Quarter of FY2018 --

-- Transition to a Dedicated CDMO Business Nearing Completion --

TUSTIN, Calif., December 11, 2017 -- Peregrine Pharmaceuticals, Inc. (NASDAQ:PPHM) (NASDAQ:PPHMP), a company committed to improving patient lives by manufacturing and delivering high quality biologics, today announced financial results for the second quarter of fiscal year (FY) 2018 ended October 31, 2017, and provided an update on its contract manufacturing operations, and other corporate highlights.

Highlights Since July 31, 2017

“Today, we are pleased to report that the company has made great progress in its transition from an R&D focused business to a dedicated contract development and manufacturing organization (CDMO),” stated Roger J. Lias, Ph.D., president of Avid Bioservices. “In late November, the company came to an agreement with an investor group, appointing a highly qualified new board of directors consisting of three new independent members from this investor group and one mutually designated independent member in addition to myself and the two independent members previously appointed. We have now added six highly qualified and independent board members since October. In addition, we are focused on hiring experienced and successful CDMO professionals who are dedicated to revenue growth through the expansion and diversification of Avid’s client base, as evidenced by the recently announced hiring of Tracy Kinjerski as vice president of business operations. We are actively planning to expand Avid’s service offerings and enhance our manufacturing infrastructure to ensure that we are offering the highest quality services, and state-of-the-art facilities to our customers. We are also taking steps to officially change the name of the entire organization to Avid Bioservices, Inc. to formalize this transition. Lastly, we are in continued discussions with third parties regarding the divestiture of the company’s remaining R&D assets and we will keep you apprised on our progress as we advance the process.”

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Recent Developments at Avid Bioservices

•	Established a dedicated CDMO management infrastructure with the hiring of Roger J. Lias, Ph.D., as the President of Avid Bioservices and director.
o	Dr. Lias brings more than 20 years of experience in the industry having held senior management positions at several leading CDMOs including Cytovance Biologics, KBI BioPharma, Diosynth RTP (formerly Covance Biotechnology Services) and Lonza Biologics.

•	Strengthened Avid’s sales and business development function with the hiring of Tracy Kinjerski as vice president of business operations.
o	Ms. Kinjerski brings more than 17 years of experience with a focus in contract development and manufacturing. She is charged with driving Avid’s growth through the strategic expansion and diversification of the company’s commercial and clinical client base.

•	Reconstituted the board of directors to include six independent directors, all with significant CDMO experience.
o	In October 2017, Mark R. Bamforth was appointed as an independent member of the board of directors. Mr. Bamforth has 30 years of biologics leadership experience including founding two CDMOs, Brammer Bio, where he is currently the president and CEO, and Gallus BioPharmaceuticals, which was acquired by DPx Holdings B.V., the parent company of Patheon. Additionally, he served for more than 20 years in key roles at Genzyme Corporation, including 10 years as a corporate officer responsible for running global manufacturing.
o	In October 2017, Patrick Walsh was appointed as an independent member of the board of directors. Mr. Walsh has a record of leading successful, high-growth CDMOs and he has also led complex laboratory and pharmaceutical manufacturing operations including parenteral and active pharmaceutical ingredients (API) on a global scale.
o	In November 2017, the company entered into a settlement agreement with its largest shareholder (Ronin/SWIM) regarding the composition of Peregrine's board of directors. Under the terms of the Agreement, on November 27, 2017, directors Steven W. King, Carlton M. Johnson, Jr., Eric S. Swartz and David H. Pohl each tendered his resignation, effective immediately, from Peregrine's board of directors, and from the board of directors of Avid Bioservices. The vacancies created by these resignations were immediately filled by three individuals who were nominated by Ronin/SWIM for election at Peregrine's upcoming 2017 Annual Meeting of Stockholders (Richard B. Hancock, Gregory P. Sargen and Joel McComb), and one director (Joseph Carleone, Ph.D.) who is independent of Ronin/SWIM and new to Peregrine.

•	Joseph Carleone, Ph.D. (independent appointee): Dr. Carleone is Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients. Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products.
•	Richard B. Hancock (Ronin/SWIM appointee): Richard (Rick) B. Hancock has worked in the biologic CDMO industry for over 30 years in various operational and executive roles, serving most recently as President and CEO of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products.
•	Joel McComb (Ronin/SWIM appointee): Joel McComb is the CEO, Chairman and Co-Founder of BioSpyder Technologies, Inc. Prior to BioSpyder, Mr. McComb served as Senior Vice President and General Manager of Illumina, Inc., President of GE Healthcare's Life Sciences and Discovery Systems division, and President of GE Healthcare's Interventional Medicine division.
•	Gregory P. Sargen (Ronin/SWIM appointee): Gregory P. Sargen currently serves as Executive Vice President - Corporate Development and Strategy of Cambrex Corporation (“Cambrex”), a global manufacturer and provider of services to life sciences companies. Prior to his current role, Mr. Sargen served as Executive Vice President and Chief Financial Officer of Cambrex.

•	Expanded production capacity in the Myford facility to allow organic and significant growth using existing facilities.

o	In recent months, the company expanded its capacity in its Myford facility by installing two new 2,000 liter single-use bioreactors.

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Financial Highlights and Results

•	The company maintains its manufacturing revenue guidance for the full FY 2018 of $50 million - $55 million.
•	Contract manufacturing revenue from Avid's clinical and commercial biomanufacturing services was $12.8 million for the second quarter of FY 2018 compared to $23.4 million for the second quarter of FY 2017.

•	Avid's current manufacturing revenue backlog is $33.0 million, representing estimated future manufacturing revenue to be recognized under committed contracts. Most of the backlog is expected to be recognized during the remainder of FY 2018 and into FY 2019.

•	Total operating expenses for the second quarter of FY 2018 were $9.2 million, compared to $12.0 million for the second quarter of FY 2017. For the second quarter of FY 2018, total operating expenses included restructuring charges of $1.6 million associated with termination benefits including severance and other employee related costs related to a workforce reduction pursuant to a restructuring plan implemented in August 2017. The company is also actively evaluating its overall operating expenses and cost structure as a dedicated CDMO and plans to align its cost structure to match the future needs of the business.

•	Research and development expenses decreased to $3.7 million in the second quarter of FY 2018 compared to $7.0 million for the second quarter of FY 2017. Over the next 60 or fewer days, the Company will continue to rapidly wind down all research and development costs to zero and plans to support only those efforts needed to pursue the license or sale of its research and development assets.

•	Cost of contract manufacturing increased to $16.2 million in the second quarter of FY 2018 compared to $15.4 million for the second quarter of FY 2017.

•	For the second quarter of FY 2018, selling, general and administrative expenses decreased to $3.9 million compared to $5.0 million for FY 2017.

•	Peregrine's consolidated net loss attributable to common stockholders was $14.1 million or $0.31 per share, for the second quarter of FY 2018, compared to a net loss attributable to common stockholders of $5.5 million, or $0.16 per share, for the same prior year quarter.

•	Peregrine reported $27.7 million in cash and cash equivalents as of October 31, 2017, compared to $46.8 million at fiscal year ended April 30, 2017. As further discussed in the Company’s Quarterly Report on Form 10-Q, the Company plans to raise additional capital within the next six months to support its continued operations and other initiatives that will enhance its CDMO operations.

More detailed financial information and analysis may be found in Peregrine's Quarterly Report on Form 10-Q, which will be filed with the Securities and Exchange Commission today.

Conference Call

Peregrine will host a conference call and webcast this afternoon, December 11, 2017, at 4:30 PM EST (1:30 PM PST).

To listen to the conference call, please dial (877) 312-5443 or (253) 237-1126 and request the Peregrine Pharmaceuticals conference call. To listen to the live webcast, or access the archived webcast, please visit: http://ir.peregrineinc.com/events.cfm.

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About Peregrine Pharmaceuticals, Inc.

Peregrine Pharmaceuticals, Inc. is a company transitioning from an R&D focused business to a pure play contract development and manufacturing organization (CDMO). Peregrine's in-house CDMO services, including cGMP manufacturing and development capabilities, are provided through its wholly-owned subsidiary Avid Bioservices, Inc. (www.avidbio.com).

Peregrine is pursuing the licensing or sale of its proprietary R&D assets, including its lead immunotherapy candidate, bavituximab, which is currently being evaluated in clinical trials in combination with immune stimulating therapies for the treatment of various cancers.  For more information, please visit www.peregrineinc.com.

About Avid Bioservices, Inc.

Avid Bioservices, a wholly owned subsidiary of Peregrine Pharmaceuticals, provides a comprehensive range of process development, high quality cGMP clinical and commercial manufacturing services for the biotechnology and biopharmaceutical industries. With nearly 25 years of experience producing monoclonal antibodies and recombinant proteins in batch, fed-batch and perfusion modes, Avid's services include cGMP clinical and commercial product manufacturing, purification, bulk packaging, stability testing and regulatory strategy, submission and support. The company also provides a variety of process development activities, including cell line development and optimization, cell culture and feed optimization, analytical methods development and product characterization.  For more information about Avid, please visit www.avidbio.com.

Safe Harbor Statement: Statements in this press release which are not purely historical, including statements regarding Peregrine Pharmaceuticals' intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk the company may experience delays in completing its transition to a dedicated CDMO business, including delays in the its efforts to license or sell its R&D assets, the risk that the company will be unable to license or sell its R&D assets, the risk that the company will be unable to raise additional capital during the remainder of the current fiscal year in order to fund Avid’s operations, or that it will be able to raise capital on terms acceptable to the company, the risk that Avid may experience technical difficulties in processing customer orders which could delay delivery of products to customers, revenue recognition and receipt of payment, and the risk that one or more existing Avid customers terminates its contract prior to completion or reduces or delays its demand for manufacturing services.  Our business could be affected by a number of other factors, including the risk factors listed from time to time in our reports filed with the Securities and Exchange Commission including, but not limited to, our annual report on Form 10-K for the fiscal year ended April 30, 2017 as well as any updates to these risk factors filed from time to time in the company's other filings with the Securities and Exchange Commission. The company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. Peregrine Pharmaceuticals, Inc. disclaims any obligation, and does not undertake to update or revise any forward-looking statements in this press release.

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PEREGRINE PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and comprehensive loss (UNAUDITED)

	Three Months Ended October 31,		Six Months Ended October 31,
	2017	2016	2017	2016

Contract manufacturing revenue	$12,782,000	$23,370,000	$39,859,000	$28,979,000
Cost of contract manufacturing	16,242,000	15,441,000	36,690,000	18,503,000
Gross profit (loss)	(3,460,000)	7,929,000	3,169,000	10,476,000

Operating expenses:
Selling, general and administrative	3,867,000	4,984,000	8,080,000	10,044,000
Research and development	3,722,000	7,022,000	7,367,000	15,591,000
Restructuring charges	1,588,000	–	1,588,000	–
Total operating expenses	9,177,000	12,006,000	17,035,000	25,635,000

Operating loss	(12,637,000)	(4,077,000)	(13,866,000)	(15,159,000)

Other income (expense):
Interest and other income	14,000	21,000	41,000	46,000
Interest and other expense	(1,000)	–	(4,000)	–

Net loss	$(12,624,000)	$(4,056,000)	$(13,829,000)	$(15,113,000)

Comprehensive loss	$(12,624,000)	$(4,056,000)	$(13,829,000)	$(15,113,000)

Series E preferred stock accumulated dividends	(1,442,000)	(1,442,000)	(2,523,000)	(2,477,000)

Net loss attributable to common stockholders	$(14,066,000)	$(5,498,000)	$(16,352,000)	$(17,590,000)

Weighted average common shares outstanding:
Basic and Diluted (1)	45,097,474	34,973,681	44,935,600	34,600,776

Basic and diluted loss per common share (1)	$(0.31)	$(0.16)	$(0.36)	$(0.51)

(1) All share and per share amounts of our common stock for all prior fiscal year periods presented have been retroactively adjusted to reflect the one-for-seven reverse stock split of our issued and outstanding common stock, which took effect on July 10, 2017 (Note 1).

- continued -

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PEREGRINE PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	October 31, 2017	April 30, 2017
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$27,727,000	$46,799,000
Trade and other receivables	3,508,000	7,742,000
Inventories	16,518,000	33,099,000
Prepaid expenses	1,223,000	1,460,000
Total current assets	48,976,000	89,100,000
Property and equipment, net	27,148,000	26,515,000
Restricted cash	1,150,000	1,150,000
Other assets	1,353,000	1,347,000
Total assets	$78,627,000	$118,112,000
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,739,000	$5,779,000
Accrued clinical trial and related fees	5,392,000	4,558,000
Accrued payroll and related costs	4,063,000	6,084,000
Deferred revenue	7,473,000	28,500,000
Customer deposits	13,138,000	17,017,000
Other current liabilities	745,000	993,000
Total current liabilities	33,550,000	62,931,000

Deferred rent, less current portion	2,171,000	1,599,000
Commitments and contingencies

Stockholders’ equity:
Preferred stock—$0.001 par value; authorized 5,000,000 shares; 1,647,760 issued and outstanding at October 31, 2017 and April 30, 2017, respectively	2,000	2,000
Common stock—$0.001 par value; authorized 500,000,000 shares; 45,172,632 and 44,014,040 issued and outstanding at October 31, 2017 and April 30, 2017, respectively	45,000	44,000
Additional paid-in capital	594,004,000	590,971,000
Accumulated deficit	(551,145,000)	(537,435,000)
Total stockholders’ equity	42,906,000	53,582,000
Total liabilities and stockholders’ equity	$78,627,000	$118,112,000

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